DREYFUS FOUNDERS FUNDS, INC.
               SUPPLEMENT DATED MARCH 1, 2000
           TO STATEMENT OF ADDITIONAL INFORMATION
                   DATED DECEMBER 31, 1999


     The  section  of  the  Funds' Statement  of  Additional
Information entitled "Purchase of Shares - Class A Shares" is hereby amended on page 45 by deleting the second full paragraph on that page.

     The  section  of  the  Funds' Statement  of  Additional
Information entitled "Purchase of Shares - Class T Shares" is hereby amended on page 46 by adding the following paragraph as the third paragraph of that section:

          Class  T shares also may be purchased at  net
     asset value, subject to appropriate documentation,
     through   a   broker-dealer  or  other   financial
     institution with the proceeds from the  redemption
     of  shares  of  a  registered open-end  management
     investment company not managed by Founders or  its
     affiliates.   The purchase of Class T shares  must
     be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.